SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):  AUGUST 10, 2005


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


      BRITISH VIRGIN ISLANDS        1-11226               98-0372112
         (State or other         (Commission            (IRS Employer
         jurisdiction of         File Number)           Identification
         incorporation)                                     Number)

   9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                 852-2216-0668
                        --------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information under this caption is furnished by the Company in accordance with Securities and Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 10, 2005, the Company issued a press release describing its preliminary financial results for the quarter ended June 30, 2005 and other matters. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.



ITEM 8.01   OTHER EVENTS

On August 10, 2005, the Company issued a press release announcing the resolution of the U.S. Attorney's Office investigation and providing an update on other related matters. A copy of the press release is attached as Exhibit 99.2 to this report and incorporated herein by reference.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1 Press Release, dated August 10, 2005, describing the preliminary financial results for the quarter ended June 30, 2005 and other matters.

     99.2 Press Release, dated August 10, 2005, announcing the resolution of the U.S. Attorney's Office investigation and providing an update on other related matters.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          TOMMY HILFIGER CORPORATION


                                          By:  /s/ JOSEPH SCIROCCO
                                             -----------------------------
                                             Name:  Joseph Scirocco
                                             Title: Chief Financial Officer,
                                                    Executive Vice President
                                                    and Treasurer

Date:  August 11, 2005

                                 EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

99.1 Press Release, dated August 10, 2005, describing the preliminary financial results for the quarter ended June 30, 2005 and other matters.

99.2 Press Release, dated August 10, 2005, announcing the resolution of the U.S. Attorney's Office investigation and providing an update on other related matters.